                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K(A)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 1, 2001



                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-13782                                         25-1615902
(Commission File Number)                      (IRS Employer Identification No.)



             1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA, 15148
                    (Address of Principal Executive Offices)


                                 (412)-825-1000
               (Registrant's Telephone Number Including Area Code)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On November 1, 2001, Westinghouse Air Brake Technologies Corporation ("Wabtec") completed the disposition of certain locomotive after market assets to General Electric Company, acting through its GE Transportation Systems business ("GETS"), for approximately $240 million in cash. The transaction was consummated pursuant to an Asset Purchase Agreement, entered into on July 24, 2001. The assets consisted principally of locomotive after market products and services for which Wabtec is not the original equipment manufacturer. The purchase price of $240 million in cash was arrived at by negotiation among the parties. In connection with the sale of assets to General Electric, the Company has provided certain representations and warranties customary to such a transaction, and an indemnification for breach thereof. The Company does not expect to incur any material expenses in the future in regards to this indemnity.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Not Applicable

                  (b)  Pro Forma Condensed Consolidated Financial Information

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



                                   (Unaudited)



The following Pro Forma Condensed Consolidated Financial Statements are based on the historical financial statements of Westinghouse Air Brake Technologies Corporation ("Wabtec" or the "Company"), adjusted to give effect to the disposition of certain locomotive aftermarket assets by the Company. The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 assume that the disposition had occurred on January 1, 2000 and January 1, 2001, respectively. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000 gives effect to the disposition as if it had occurred on December 31, 2000. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 gives effect to the disposition as if it had occurred on September 30, 2001.

The pro forma financial information reflects certain assumptions described above and in the Notes to Pro Forma Condensed Consolidated Financial Statements below. The pro forma financial information does not purport to present what the Company's results of operations would actually have been if the disposition of certain locomotive aftermarket assets had occurred on the assumed date, as specified above, or to project the Company's financial condition or results of operations for any future period.

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)


                                                                      Historical       Disposition
                                                    Historical          Sold            Pro Forma            Pro Forma
                                                     Company          Businesses       Adjustments          As Adjusted
                                                   -----------       -----------       -----------          -----------
Net sales                                          $ 1,027,976        $ 187,264         $  10,939 (7)        $ 851,651

Cost of sales                                          750,176          149,544            10,939 (7)          611,571
                                                   -----------        ---------         ---------            ---------

Gross profit                                           277,800           37,720              --                240,080

Operating expenses                                     188,320           17,305              --                171,015
                                                   -----------        ---------         ---------            ---------

Income from operations                                  89,480           20,415              --                 69,065

OTHER INCOME AND EXPENSES:

    Interest expense                                    45,505            2,286           (13,428)(8)           29,791

    Other income, net                                   (3,620)            (518)             --                 (3,102)
                                                   -----------        ---------         ---------            ---------

Income before income taxes                              47,595           18,647            13,428               42,376

INCOME TAXES                                            22,202            6,713             4,834 (9)           20,323
                                                   -----------        ---------         ---------            ---------
NET INCOME                                         $    25,393        $  11,934         $   8,594            $  22,053
                                                   ===========        =========         =========            =========

INCOME PER DILUTED SHARE                           $      0.59                                               $    0.51
                                                   ===========                                               =========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING           43,382                                                  43,382
                                                   ===========                                               =========



         The accompanying notes are an integral part of this statement.

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)

                                                                      Historical       Disposition
                                                    Historical          Sold            Pro Forma            Pro Forma
                                                     Company          Businesses       Adjustments          As Adjusted
                                                   -----------       -----------       -----------          -----------
Net sales                                           $ 736,745         $ 125,752         $   9,105 (7)        $ 620,098

Cost of sales                                         546,756           100,469             9,105 (7)          455,392
                                                    ---------         ---------         ---------            ---------

Gross profit                                          189,989            25,283              --                164,706

Operating expenses                                    125,297            13,111              --                112,186
                                                    ---------         ---------         ---------            ---------

Income from operations                                 64,692            12,172              --                 52,520

OTHER INCOME AND EXPENSES:

    Interest expense                                   28,537             1,193             (8,952)(8)          18,392

    Other expense, net                                  1,184               725              --                    459
                                                    ---------         ---------         ---------            ---------
Income before income taxes                             34,971            10,254             8,952               33,669

INCOME TAXES                                           10,256             3,589             3,133 (10)           9,800
                                                    ---------         ---------         ---------            ---------

NET INCOME                                          $  24,715         $   6,665         $   5,819            $  23,869
                                                    =========         =========         =========            =========

INCOME PER DILUTED SHARE                            $    0.57                                                $    0.55
                                                    =========                                                =========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING          43,205                                                   43,205
                                                    =========                                                =========

         The accompanying notes are an integral part of this statement.

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                             (DOLLARS IN THOUSANDS)
                                   (Unaudited)

                                                             Historical    Purchase                     Disposition
                                                 Historical     Sold       Agreement       Disposition   Pro Forma       Pro Forma
                                                  Company    Businesses   Adjustments       Adjusted    Adjustments     As Adjusted
                                                 ----------  ----------   -----------      -----------  -----------     -----------
                 ASSETS
CURRENT ASSETS:
   Cash                                          $   6,071   $     180    $    (180)(1)     $    --     $    --         $   6,071
   Accounts receivable                             194,379      41,949         --              41,949        --           152,430
   Inventories                                     202,828      64,123         (252)(2,3)      63,871        --           138,957
   Other current assets                             44,277         984         --                 984        --            43,293
                                                 ---------   ---------    ---------         ---------   ---------       ---------
           Total current assets                    447,555     107,236         (432)          106,804        --           340,751

Property, plant and equipment, net                 214,645      34,579       (2,026)(4)        32,553        --           182,092

OTHER ASSETS:
   Intangibles                                     265,394      16,425         --              16,425        --           248,969
   Other noncurrent assets                          56,453      30,139         --              30,139        --            26,314
                                                 ---------   ---------    ---------         ---------   ---------       ---------
           Total other assets                      321,847      46,564         --              46,564        --           275,283

TOTAL ASSETS                                     $ 984,047   $ 188,379    $  (2,458)        $ 185,921   $    --         $ 798,126
                                                 =========   =========    =========         =========   =========       =========

          LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                 86,316      13,991         --              13,991        --            72,325
   Other current liabilities                       104,340      15,272         --              15,272        --            89,068
                                                 ---------   ---------    ---------         ---------   ---------       ---------
           Total current liabilities               190,656      29,263         --              29,263        --           161,393

Long-term debt                                     539,446        --           --                --      (200,000)(6)     339,446
Other long-term liabilities                         57,574       9,800         --               9,800        --            47,774
                                                 ---------   ---------    ---------         ---------   ---------       ---------
           Total liabilities                       787,676      39,063         --              39,063    (200,000)        548,613
                                                 ---------   ---------    ---------         ---------   ---------       ---------
Shareholders' equity                               196,371     149,316       (2,458)          146,858     200,000         249,513
                                                 ---------   ---------    ---------         ---------   ---------       ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 984,047   $ 188,379    $  (2,458)        $ 185,921   $    --         $ 798,126
                                                 =========   =========    =========         =========   =========       =========


         The accompanying notes are an integral part of this statement.

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                             (DOLLARS IN THOUSANDS)
                                   (Unaudited)

                                                             Historical    Purchase                     Disposition
                                                 Historical    Sold        Agreement       Disposition   Pro Forma       Pro Forma
                                                  Company    Businesses   Adjustments       Adjusted    Adjustments     As Adjusted
                                                 ----------  ----------   -----------      -----------  -----------     -----------
                  ASSETS
CURRENT ASSETS:
   Cash                                         $      61     $      82    $    (82)(1)     $    --     $    --         $      61
   Accounts receivable                            162,229        32,137        --              32,137        --           130,092
   Inventories                                    186,617        60,936         799 (2,3)      61,735        --           124,882
   Other current assets                            40,620           635        --                 635        --            39,985
                                                ---------     ---------    --------         ---------   ---------       ---------
           Total current assets                   389,527        93,790         717            94,507        --           295,020
Property, plant and equipment, net                202,102        29,715      (1,597)(4)        28,118        --           173,984

OTHER ASSETS:
   Intangibles                                    263,609        15,554        --              15,554        --           248,055
   Other noncurrent assets                         41,966        19,687        --              19,687        --            22,279
                                                ---------     ---------    --------         ---------   ---------       ---------
           Total other assets                     305,575        35,241        --              35,241        --           270,334

TOTAL ASSETS                                    $ 897,204     $ 158,746    $   (880)        $ 157,866   $    --         $ 739,338
                                                =========     =========    ========         =========   =========       =========

        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

   Accounts payable                                77,048        14,744        --              14,744        --            62,304
   Other current liabilities                       99,789        10,150        (228)(5)         9,922        --            89,867
                                                ---------     ---------    --------         ---------   ---------       ---------
           Total current liabilities              176,837        24,894        (228)           24,666        --           152,171

Long-term debt                                    454,237          --          --                --      (200,000)(6)     254,237
Other long-term liabilities                        51,244         8,676        --               8,676        --            42,568
                                                ---------     ---------    --------         ---------   ---------       ---------
           Total liabilities                      682,318        33,570        (228)           33,342    (200,000)        448,976
Shareholders' equity                              214,886       125,176        (652)          124,524     200,000         290,362
                                                ---------     ---------    --------         ---------   ---------       ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 897,204     $ 158,746    $   (880)        $ 157,866   $    --         $ 739,338
                                                =========     =========    ========         =========   =========       =========



         The accompanying notes are an integral part of this statement.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)

The pro forma adjustments to the condensed consolidated balance sheet are as follows:

     1.   To eliminate cash which was retained by Wabtec.

     2.   To include a contract in Australia assumed by the buyer.

     3.   To adjust for certain inventory which was retained by Wabtec.

     4. To adjust for certain facilities and fixed assets which were retained by Wabtec.

     5.   To adjust for certain accruals which were retained by Wabtec.

     6. To reflect the use of cash proceeds, after tax, to reduce long-term debt.

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

     7. To reflect the fact that intercompany sales to the disposed businesses would have been external sales.

     8. To reflect reduced interest expense from the use of cash proceeds, after tax, to pay down debt.

     9. To record income tax effect of the pro forma adjustments at the Company's effective tax rate of 36%.

     10. To record income tax effect of the pro forma adjustments at the Company's effective tax rate of 35%.

                  (c)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WESTINGHOUSE AIR BRAKE
                                    TECHNOLOGIES CORPORATION
                                    (Registrant)


                                    By   /s/ Gregory T.H. Davies
                                        -----------------------------
                                        Gregory T.H. Davies
Date:  December 28, 2001                President and Chief Executive Officer